                                                                    EXHIBIT 99.5

                                RULE 438 CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Glacier Bancorp, Inc. ("Glacier") in the Registration Statement on Form S-4 filed by Glacier with the Securities and Exchange Commission on October 4, 1996.


                                                  /s/ William L. Bouchee
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                                                  William L. Bouchee



                                                  September 25, 1996
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                                                  Dated Signed